EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. On January 1, 2010, the Company consolidated its off-balance sheet cardmember loans and related debt onto its balance sheet in compliance with GAAP governing transfers of financial assets and consolidation of variable interest entities (new GAAP adopted effective January 1, 2010). Beginning in the first quarter of 2010, the consolidation of these assets and liabilities resulted in certain incremental income and expenses being reflected, as well as reclassifications of certain line items within the Company's Consolidated Statements of Income. The changes described above were made on a prospective basis; results for periods prior to 1Q'10 have not been restated. Refer to page 20 for additional discussion. Additionally, prior period amounts have been revised to reflect various other changes in financial and statistical reporting associated with changes in the Company's methodology for allocating items such as interest and capital across its reportable operating segments.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   -------------------------    Percentage
                                                                                       2010          2009       Inc/(Dec)
                                                                                   -----------   -----------   ------------
Revenues
Non-interest revenues
  Discount revenue                                                                 $     3,466   $     3,066             13%
  Net card fees                                                                            521           532             (2)
  Travel commissions and fees                                                              386           365              6
  Other commissions and fees                                                               500           453             10
  Securitization income, net (A)                                                           N/A           141             --
  Other                                                                                    426           450             (5)
                                                                                   -----------   -----------
     Total non-interest revenues                                                         5,299         5,007              6
                                                                                   -----------   -----------
Interest income
  Interest and fees on loans                                                             1,775         1,292             37
  Interest and dividends on investment securities                                          117           154            (24)
  Deposits with banks and other                                                             13            28            (54)
                                                                                   -----------   -----------
    Total interest income                                                                1,905         1,474             29
                                                                                   -----------   -----------
Interest expense
  Deposits                                                                                 128            85             51
  Short-term borrowings                                                                      1            27            (96)
  Long-term debt and other                                                                 469           443              6
                                                                                   -----------   -----------
    Total interest expense                                                                 598           555              8
                                                                                   -----------   -----------
    Net interest income                                                                  1,307           919             42
                                                                                   -----------   -----------
Total revenues net of interest expense                                                   6,606         5,926             11
                                                                                   -----------   -----------
Provisions for losses
  Charge card                                                                              227           336            (32)
  Cardmember loans                                                                         688         1,414            (51)
  Other                                                                                     28            53            (47)
                                                                                   -----------   -----------
     Total provisions for losses                                                           943         1,803            (48)
                                                                                   -----------   -----------
Total revenues net of interest expense after provisions for losses                       5,663         4,123             37
                                                                                   -----------   -----------
Expenses
  Marketing and promotion                                                                  595           345             72
  Cardmember rewards                                                                     1,218           846             44
  Cardmember services                                                                      149           111             34
  Salaries and employee benefits                                                         1,327         1,253              6
  Professional services                                                                    561           519              8
  Occupancy and equipment                                                                  384           358              7
  Communications                                                                            95           104             (9)
  Other, net                                                                                82            43             91
                                                                                   -----------   -----------
     Total                                                                               4,411         3,579             23
                                                                                   -----------   -----------
Pretax income from continuing operations                                                 1,252           544              #
Income tax provision                                                                       367           101              #
                                                                                   -----------   -----------
Income from continuing operations                                                          885           443            100
Loss from discontinued operations, net of tax                                               --            (6)             #
                                                                                   -----------   -----------
Net income                                                                         $       885   $       437              #
                                                                                   ===========   ===========
Income from continuing operations attributable to common shareholders (B)          $       873   $       367              #
                                                                                   ===========   ===========
Net income attributable to common shareholders (B)                                 $       873   $       361              #
                                                                                   ===========   ===========

# - Denotes a variance of more than 100%.

(A) In accordance with the new GAAP adopted effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(B) Represents income from continuing operations or net income, as applicable, less (i) preferred share dividends and related accretion of $72 million for the quarter ended March 31, 2009, and (ii) earnings allocated to participating share awards and other items of $12 million and $4 million for the quarters ended March 31, 2010 and 2009, respectively.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS

(Billions)

                                                                                    March 31,    December 31,
                                                                                       2010          2009
                                                                                   -----------   ------------
Assets
  Cash                                                                             $        21   $        16
  Accounts receivable                                                                       36            38
  Investment securities                                                                     18            24
  Loans                                                                                     53            30
  Other assets                                                                              15            16
                                                                                   -----------   ------------
    Total assets                                                                   $       143   $       124
                                                                                   ===========   ============

Liabilities and Shareholders' Equity
  Customer deposits                                                                $        28   $        26
  Short-term borrowings                                                                      2             2
  Long-term debt                                                                            72            52
  Other liabilities                                                                         28            30
                                                                                   -----------   ------------
    Total liabilities                                                                      130           110
                                                                                   -----------   ------------

  Shareholders' equity                                                                      13            14
                                                                                   -----------   ------------
    Total liabilities and shareholders' equity                                     $       143   $       124
                                                                                   ===========   ============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   -------------------------    Percentage
                                                                                       2010          2009       Inc/(Dec)
                                                                                   -----------   -----------   ------------
TOTAL REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                                                               $     3,538   $     3,102             14%
  International Card Services                                                            1,139         1,044              9
  Global Commercial Services                                                             1,022           938              9
  Global Network & Merchant Services                                                       997           857             16
                                                                                   -----------   -----------
                                                                                         6,696         5,941             13

  Corporate & Other, including adjustments and eliminations                                (90)          (15)             #
                                                                                   -----------   -----------

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE                                $     6,606   $     5,926             11
                                                                                   ===========   ===========

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                                               $       677   $       (22)             #
  International Card Services                                                              184            29              #
  Global Commercial Services                                                               136           122             11
  Global Network & Merchant Services                                                       415           386              8
                                                                                   -----------   -----------
                                                                                         1,412           515              #
  Corporate & Other                                                                       (160)           29              #
                                                                                   -----------   -----------
PRETAX INCOME FROM CONTINUING OPERATIONS                                           $     1,252   $       544              #
                                                                                   ===========   ===========

NET INCOME (LOSS)
  U.S. Card Services                                                               $       428   $        (7)             #
  International Card Services                                                              151            52              #
  Global Commercial Services                                                                92            81             14
  Global Network & Merchant Services                                                       267           250              7
                                                                                   -----------   -----------
                                                                                           938           376              #

  Corporate & Other                                                                        (53)           67              #
                                                                                   -----------   -----------
  Income from continuing operations                                                        885           443            100
  Loss from discontinued operations, net of tax                                             --            (6)             #
                                                                                   -----------   -----------
NET INCOME                                                                         $       885   $       437              #
                                                                                   ===========   ===========

# - Denotes a variance of more than 100%.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   -------------------------    Percentage
                                                                                       2010          2009       Inc/(Dec)
                                                                                   -----------   -----------   ------------
EARNINGS PER COMMON SHARE

BASIC
      Income from continuing operations attributable to common shareholders        $      0.74   $      0.32              #%
      Loss from discontinued operations                                                     --         (0.01)             #
                                                                                   -----------   -----------
      Net income attributable to common shareholders                               $      0.74   $      0.31              #%
                                                                                   ===========   ===========

      Average common shares outstanding (millions)                                       1,185         1,156              3%
                                                                                   ===========   ===========

DILUTED
      Income from continuing operations attributable to common shareholders        $      0.73   $      0.32              #%
      Loss from discontinued operations                                                     --         (0.01)             #
                                                                                   -----------   -----------
      Net income attributable to common shareholders                               $      0.73   $      0.31              #%
                                                                                   ===========   ===========

      Average common shares outstanding (millions)                                       1,191         1,156              3%
                                                                                   ===========   ===========

Cash dividends declared per common share                                           $      0.18   $      0.18              -%
                                                                                   ===========   ===========

                       SELECTED STATISTICAL INFORMATION

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   -------------------------    Percentage
                                                                                       2010          2009       Inc/(Dec)
                                                                                   -----------   -----------   ------------
Return on average equity (A)                                                              18.0%         16.3%
Return on average common equity (A)                                                       17.1%         16.7%
Return on average tangible common equity (A)                                              22.2%         21.6%
Common shares outstanding (millions)                                                     1,198         1,168              3%
Book value per common share                                                        $     11.21   $     10.61              6%
Shareholders' equity (billions)                                                    $      13.4   $      15.8            (15)%

# - Denotes a variance of more than 100%.

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   -------------------------    Percentage
                                                                                       2010          2009       Inc/(Dec)
                                                                                   -----------   -----------   ------------
Card billed business (A):
  United States                                                                    $     108.0   $      97.4             11%
  Outside the United States                                                               53.0          41.8             27
                                                                                   -----------   -----------
      Total                                                                        $     161.0   $     139.2             16
                                                                                   ===========   ===========
Total cards-in-force (millions) (B):
  United States                                                                           48.8          53.4             (9)%
  Outside the United States                                                               39.2          38.2              3
                                                                                   -----------   -----------
      Total                                                                               88.0          91.6             (4)
                                                                                   ===========   ===========
Basic cards-in-force (millions) (B):
  United States                                                                           38.1          41.6             (8)%
  Outside the United States                                                               34.4          33.3              3
                                                                                   -----------   -----------
      Total                                                                               72.5          74.9             (3)
                                                                                   ===========   ===========

Average discount rate (C)                                                                 2.55%         2.56%
Average basic cardmember spending (dollars) (D)                                    $     3,012   $     2,443             23%
Average fee per card (dollars) (D)                                                 $        37   $        34              9%
Average fee per card adjusted (dollars) (D)                                        $        40   $        38              5%

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force. The card fees related to cardmember loans included in interest and fees on loans were $51 million and $40 million for the quarters ended March 31, 2010 and 2009, respectively. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans). The amount of amortization excluded was $51 million and $70 million for the quarters ended March 31, 2010 and 2009, respectively. The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   -------------------------    Percentage
                                                                                       2010          2009       Inc/(Dec)
                                                                                   -----------   -----------   ------------
Worldwide cardmember receivables:
  Total receivables                                                                $      33.7   $      30.3             11%
  Loss reserves (millions):
    Beginning balance                                                              $       546   $       810            (33)%
      Provision                                                                            184           336            (45)
      Net write-offs (A)                                                                  (244)         (332)           (27)
      Other                                                                                 12            (4)             #
                                                                                   -----------   -----------
    Ending balance                                                                 $       498   $       810            (39)
                                                                                   ===========   ===========
    % of receivables                                                                       1.5%          2.7%
  Net write-off rate - USCS                                                                1.7%          4.9%
  30 days past due as a % of total - USCS                                                  1.9%          3.7%
  Net loss ratio (as a % of charge volume) - ICS/GCS (A) (B)                              0.38%         0.24%
  90 days past billing as a % of total - ICS/GCS (A)                                       0.9%          2.7%

Worldwide cardmember loans - GAAP basis portfolio (C):
  Total loans                                                                      $      57.6   $      36.7             57%
  30 days past due as a % of total                                                         3.3%          4.9%
  Loss reserves (millions):
    Beginning balance                                                              $     3,268   $     2,570             27%
      Adoption of new GAAP consolidation standard (D)                              $     2,531           N/A            N/A
      Provision                                                                            670         1,401            (52)
      Net write-offs - principal                                                        (1,035)         (782)            32
      Net write-offs - interest and fees                                                  (114)         (155)           (26)
      Other                                                                                 (6)          (21)           (71)
                                                                                   -----------   -----------
    Ending balance                                                                 $     5,314   $     3,013             76
                                                                                   ===========   ===========
    Ending Reserves - principal                                                    $     5,161   $     2,806             84

    Ending Reserves - interest and fees                                            $       153   $       207            (26)
    % of loans                                                                             9.2%          8.2%
    % of past due                                                                          277%           168%
  Average loans                                                                    $      59.3   $      39.0             52%
  Net write-off rate                                                                       7.0%          8.0%
  Net interest income divided by average loans (E) (F)                                     8.9%          9.6%
  Net interest yield on cardmember loans (E)                                              10.3%         10.8%

Worldwide cardmember loans - total portfolio (G):
  Total loans                                                                      $      57.6   $      65.0            (11)%
  30 days past due as a % of total                                                         3.3%          5.0%
  Net write-offs - principal (millions)                                            $     1,035   $     1,392            (26)
  Average loans                                                                    $      59.3   $      67.9            (13)%
  Net write-off rate                                                                       7.0%          8.2%
  Net interest yield on cardmember loans (E)                                              10.3%         11.1%

# - Denotes a variance of more than 100%.

(A) Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in International Card Services and Global Commercial Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $60 million for International Card Services and approximately $48 million for Global Commercial Services resulting from this write-off methodology change, which increased the net loss ratio and decreased the 90 days past billing metrics for these segments, but did not have a substantial impact on provisions for losses. If these amounts had been excluded from net write-offs, the combined net loss ratio for International Card Services/Global Commercial Services would have been 0.13%.

(B) Beginning with the first quarter of 2010, the Company has revised the net loss ratio to exclude net write-offs related to unauthorized transactions, consistent with the methodology for calculation of the net write-off rate for U.S. Card Services. The metrics for prior periods have not been restated for this change as it was deemed immaterial.

(C) For periods ended on or prior to December 31, 2009, the Company's cardmember loans and related debt performance information on a GAAP basis was referred to as the "Owned" basis presentation. Under the GAAP basis presentation prior to a securitization, revenues and expenses from cardmember loans and related debt were reflected in the Company's income statements in other commissions and fees, net interest income and provisions for losses for cardmember loans. In accordance with the new GAAP adopted effective
January 1, 2010, the Company's securitized portfolio of cardmember loans and related debt is consolidated on its balance sheet.

(D) Reflects the new GAAP adopted effective January 1, 2010, which resulted in all securitization transactions being accounted for as secured borrowings by the Company. This adoption resulted in the consolidation of the American Express Credit Account Master Trust (the Lending Trust), reflecting $29.0 billion of additional cardmember loans along with a $2.5 billion allowance for loan loss reserve on the Company's balance sheets.

(E) See Appendix III for calculations of net interest yield on cardmember loans and the ratio of net interest income divided by average loans. The Company believes net interest yield on cardmember loans (on both a GAAP and non-GAAP basis) is useful to investors because it provides a measure of profitability of the Company's cardmember loans portfolio.

(F) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(G) For periods ended on or prior to December 31, 2009, total portfolio information is based on the Company's historical non-GAAP, or "Managed" basis presentation. For periods ending after January 1, 2010, total portfolio information is based on the Company's entire portfolio of cardmember loans and related debt determined in accordance with GAAP and is identical to the numbers provided in the GAAP basis portfolio above for such period. See page 20 for discussion of total portfolio information.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                    Quarters Ended
                                                       --------------------------------------------------------------------------
                                                         March 31,    December 31,   September 30,     June 30,        March 31,
                                                           2010           2009           2009            2009            2009
                                                       ------------   ------------   -------------   ------------    ------------
Revenues
Non-interest revenues
  Discount revenue                                     $      3,466   $      3,645   $       3,373   $      3,305    $      3,066
  Net card fees                                                 521            549             538            532             532
  Travel commissions and fees                                   386            439             383            407             365
  Other commissions and fees                                    500            438             448            439             453
  Securitization income, net (A)                                N/A            190              71             (2)            141
  Other                                                         426            518             449            670             450
                                                       ------------   ------------   -------------   ------------    ------------
     Total non-interest revenues                              5,299          5,779           5,262          5,351           5,007
                                                       ------------   ------------   -------------   ------------    ------------
Interest income
  Interest and fees on loans                                  1,775          1,036           1,059          1,081           1,292
  Interest and dividends on investment securities               117            225             229            196             154
  Deposits with banks and other                                  13             11               9             11              28
                                                       ------------   ------------   -------------   ------------    ------------
    Total interest income                                     1,905          1,272           1,297          1,288           1,474
                                                       ------------   ------------   -------------   ------------    ------------
Interest expense
  Deposits                                                      128            126             109            105              85
  Short-term borrowings                                           1              1               2              7              27
  Long-term debt and other                                      469            435             432            435             443
                                                       ------------   ------------   -------------   ------------    ------------
    Total interest expense                                      598            562             543            547             555
                                                       ------------   ------------   -------------   ------------    ------------
    Net interest income                                       1,307            710             754            741             919
                                                       ------------   ------------   -------------   ------------    ------------
Total revenues net of interest expense                        6,606          6,489           6,016          6,092           5,926
                                                       ------------   ------------   -------------   ------------    ------------
Provisions for losses
  Charge card                                                   227            141             143            237             336
  Cardmember loans                                              688            560             989          1,303           1,414
  Other                                                          28             47              46             44              53
                                                       ------------   ------------   -------------   ------------    ------------
     Total provisions for losses                                943            748           1,178          1,584           1,803
                                                       ------------   ------------   -------------   ------------    ------------
Total revenues net of interest expense
  after provisions for losses                                 5,663          5,741           4,838          4,508           4,123
                                                       ------------   ------------   -------------   ------------    ------------
Expenses
  Marketing and promotion                                       595            713             504            352             345
  Cardmember rewards                                          1,218          1,178             983          1,029             846
  Cardmember services                                           149            143             132            131             111
  Salaries and employee benefits                              1,327          1,196           1,261          1,370           1,253
  Professional services                                         561            715             575            599             519
  Occupancy and equipment                                       384            495             374            392             358
  Communications                                                 95             99             105            106             104
  Other, net                                                     82            241             (14)           111              43
                                                       ------------   ------------   -------------   ------------    ------------
     Total                                                    4,411          4,780           3,920          4,090           3,579
                                                       ------------   ------------   -------------   ------------    ------------
Pretax income from continuing operations                      1,252            961             918            418             544
Income tax provision                                            367            251             276             76             101
                                                       ------------   ------------   -------------   ------------    ------------
Income from continuing operations                               885            710             642            342             443
Income (Loss) from discontinued operations, net of tax           --              6              (2)            (5)             (6)
                                                       ------------   ------------   -------------   ------------    ------------
Net income                                             $        885   $        716   $         640   $        337    $        437
                                                       ============   ============   =============   ============    ============
Income from continuing operations attributable
  to common shareholders (B)                           $        873   $        701   $         634   $        107    $        367
                                                       ============   ============   =============   ============    ============
Net income attributable to common shareholders (B)     $        873   $        707   $         632   $        102    $        361
                                                       ============   ============   =============   ============    ============

(A) In accordance with the new GAAP adopted effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(B) Represents income from continuing operations or net income, as applicable, less (i) accelerated preferred dividend accretion of $212 million for the quarter ended June 30, 2009 due to the repurchase of $3.39 billion of preferred shares issued as part of the Capital Purchase Program (CPP), (ii) preferred share dividends and related accretion of $22 million for the quarter ended June 30, 2009 and $72 million for the quarter ended March 31, 2009, and
(iii) earnings allocated to participating share awards of $12 million for the quarter ended March 31, 2010, $9 million for the quarter ended December 31, 2009, $8 million for the quarter ended September 30, 2009, $1 million for the quarter ended June 30, 2009, and $4 million for the quarter ended March 31, 2009.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                                    Quarters Ended
                                                       --------------------------------------------------------------------------
                                                         March 31,    December 31,   September 30,     June 30,        March 31,
                                                           2010           2009           2009            2009            2009
                                                       ------------   ------------   -------------   ------------    ------------
TOTAL REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                                   $      3,538   $      3,188   $       2,982   $      2,881    $      3,102
  International Card Services                                 1,139          1,215           1,157          1,113           1,044
  Global Commercial Services                                  1,022          1,072             975            998             938
  Global Network & Merchant Services                            997          1,031             976            916             857
                                                       ------------   ------------   -------------   ------------    ------------
                                                              6,696          6,506           6,090          5,908           5,941
  Corporate & Other, including adjustments
    and eliminations                                            (90)           (17)            (74)           184             (15)
                                                       ------------   ------------   -------------   ------------    ------------

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE    $      6,606   $      6,489   $       6,016   $      6,092    $      5,926
                                                       ============   ============   =============   ============    ============

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                   $        677   $        646   $         218   $       (256)   $        (22)
  International Card Services                                   184             40             136             71              29
  Global Commercial Services                                    136            141             148             94             122
  Global Network & Merchant Services                            415            322             371            366             386
                                                       ------------   ------------   -------------   ------------    ------------
                                                              1,412          1,149             873            275             515
  Corporate & Other                                            (160)          (188)             45            143              29
                                                       ------------   ------------   -------------   ------------    ------------

PRETAX INCOME FROM CONTINUING OPERATIONS               $      1,252   $        961   $         918   $        418    $        544
                                                       ============   ============   =============   ============    ============

NET INCOME (LOSS)
  U.S. Card Services                                   $        428   $        413   $         158   $       (153)   $         (7)
  International Card Services                                   151             69             133             78              52
  Global Commercial Services                                     92            100             102             67              81
  Global Network & Merchant Services                            267            200             248            239             250
                                                       ------------   ------------   -------------   ------------    ------------
                                                                938            782             641            231             376

  Corporate & Other                                             (53)           (72)              1            111              67
                                                       ------------   ------------   -------------   ------------    ------------
  Income from continuing operations                             885            710             642            342             443
  Income (Loss) from discontinued
    operations, net of tax                                       --              6              (2)            (5)             (6)
                                                       ------------   ------------   -------------   ------------    ------------

NET INCOME                                             $        885   $        716   $         640   $        337    $        437
                                                       ============   ============   =============   ============    ============

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                          FINANCIAL SUMMARY (CONTINUED)

                                                                                    Quarters Ended
                                                       --------------------------------------------------------------------------
                                                         March 31,    December 31,   September 30,     June 30,        March 31,
                                                           2010           2009           2009            2009            2009
                                                       ------------   ------------   -------------   ------------    ------------
EARNINGS PER COMMON SHARE

BASIC
      Income from continuing operations
        attributable to common shareholders            $       0.74   $       0.59   $        0.54   $       0.09    $       0.32
      Income (Loss) from discontinued operations                 --           0.01              --             --           (0.01)
                                                       ------------   ------------   -------------   ------------    ------------
      Net income attributable to common shareholders   $       0.74   $       0.60   $        0.54   $       0.09    $       0.31
                                                       ============   ============   =============   ============    ============

      Average common shares outstanding (millions)            1,185          1,179           1,178          1,162           1,156
                                                       ============   ============   =============   ============    ============

DILUTED
      Income from continuing operations
        attributable to common shareholders            $       0.73   $       0.59   $        0.54   $       0.09    $       0.32
      Income (Loss) from discontinued operations                 --           0.01           (0.01)            --           (0.01)
                                                       ------------   ------------   -------------   ------------    ------------
      Net income attributable to common shareholders   $       0.73   $       0.60   $        0.53   $       0.09    $       0.31
                                                       ============   ============   =============   ============    ============

      Average common shares outstanding (millions)            1,191          1,184           1,181          1,165           1,156
                                                       ============   ============   =============   ============    ============

Cash dividends declared per common share               $       0.18   $       0.18   $        0.18   $       0.18    $       0.18
                                                       ============   ============   =============   ============    ============

                       SELECTED STATISTICAL INFORMATION

                                                                                    Quarters Ended
                                                       --------------------------------------------------------------------------
                                                         March 31,    December 31,   September 30,     June 30,        March 31,
                                                           2010           2009           2009            2009            2009
                                                       ------------   ------------   -------------   ------------    ------------
Return on average equity (A)                                   18.0%          14.6%           11.7%          13.2%           16.3%
Return on average common equity (A)                            17.1%          13.6%           10.4%          12.0%           16.7%
Return on average tangible common equity (A)                   22.2%          17.6%           13.5%          15.6%           21.6%
Common shares outstanding (millions)                          1,198          1,192           1,189          1,189           1,168
Book value per common share                            $      11.21   $      12.08   $       11.72   $      11.28    $      10.61
Shareholders' equity (billions)                        $       13.4   $       14.4   $        13.9   $       13.4    $       15.8

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                       --------------------------------------------------------------------------
                                                         March 31,    December 31,   September 30,     June 30,        March 31,
                                                           2010           2009           2009            2009            2009
                                                       ------------   ------------   -------------   ------------    ------------
Card billed business (A):
  United States                                        $      108.0   $      115.0   $       106.5   $      104.8    $       97.4
  Outside the United States                                    53.0           57.6            50.1           46.6            41.8
                                                       ------------   ------------   -------------   ------------    ------------
      Total                                            $      161.0   $      172.6   $       156.6   $      151.4    $      139.2
                                                       ============   ============   =============   ============    ============
Total cards-in-force (millions) (B):
  United States                                                48.8           48.9            49.4           49.8            53.4
  Outside the United States                                    39.2           39.0            39.0           38.7            38.2
                                                       ------------   ------------   -------------   ------------    ------------
      Total                                                    88.0           87.9            88.4           88.5            91.6
                                                       ============   ============   =============   ============    ============
Basic cards-in-force (millions) (B):
  United States                                                38.1           38.2            38.6           38.7            41.6
  Outside the United States                                    34.4           34.3            34.3           33.9            33.3
                                                       ------------   ------------   -------------   ------------    ------------
      Total                                                    72.5           72.5            72.9           72.6            74.9
                                                       ============   ============   =============   ============    ============

Average discount rate (C)                                      2.55%          2.51%           2.54%          2.55%           2.56%
Average basic cardmember spending (dollars) (D)        $      3,012   $      3,209   $       2,898   $      2,712    $      2,443
Average fee per card (dollars) (D)                     $         37   $         39   $          37   $         35    $         34
Average fee per card adjusted (dollars) (D)            $         40   $         42   $          41   $         39    $         38

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force. The card fees related to cardmember loans included in interest and fees on loans were $51 million for the quarter ended March 31, 2010, $54 million for the quarter ended December 31, 2009, $47 million for the quarter ended September 30, 2009, $45 million for the quarter ended June 30, 2009, and $40 million for the quarter ended March 31, 2009, respectively. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans). The amount of amortization excluded for these periods was $51 million for the quarter ended March 31, 2010, $54 million for the quarter ended December 31, 2009, $57 million for the quarter ended September 30, 2009, $62 million for the quarter ended June 30, 2009, and $70 million for the quarter ended March 31, 2009. The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                       --------------------------------------------------------------------------
                                                         March 31,    December 31,   September 30,     June 30,        March 31,
                                                           2010           2009           2009            2009            2009
                                                       ------------   ------------   -------------   ------------    ------------
Worldwide cardmember receivables:
  Total receivables                                    $       33.7   $       33.7   $        32.1   $       31.4    $       30.3
  Loss reserves (millions):
    Beginning balance                                  $        546   $        599   $         714   $        810    $        810
      Provision                                                 184            141             143            237             336
      Net write-offs (A)                                       (244)          (194)           (265)          (340)           (332)
      Other                                                      12             --               7              7              (4)
                                                       ------------   ------------   -------------   ------------    ------------
    Ending balance                                     $        498   $        546   $         599   $        714    $        810
                                                       ============   ============   =============   ============    ============

    % of receivables                                            1.5%           1.6%            1.9%           2.3%            2.7%
  Net write-off rate - USCS                                     1.7%           1.9%            3.2%           5.2%            4.9%
  30 days past due as a % of total - USCS                       1.9%           1.8%            2.2%           2.6%            3.7%
  Net loss ratio (as a % of charge volume) - ICS/GCS
    (A) (B)                                                    0.38%          0.22%           0.28%          0.27%           0.24%
  90 days past billing as a % of total - ICS/GCS (A)            0.9%           1.6%            1.9%           2.3%            2.7%

Worldwide cardmember loans - GAAP basis portfolio (C):
  Total loans                                          $       57.6   $       32.8   $        31.5   $       32.5    $       36.7
  30 days past due as a % of total                              3.3%           3.6%            4.0%           4.3%            4.9%
  Loss reserves (millions):
    Beginning balance                                  $      3,268   $      3,359   $       3,219   $      3,013    $      2,570
      Adoption of new GAAP consolidation standard (D)  $      2,531            N/A             N/A            N/A             N/A
      Provision                                                 670            544             973          1,291           1,401
      Net write-offs - principal                             (1,035)          (589)           (731)          (847)           (782)
      Net write-offs - interest and fees                       (114)           (72)            (90)          (131)           (155)
      Other                                                      (6)            26             (12)          (107)            (21)
                                                       ------------   ------------   -------------   ------------    ------------
    Ending balance                                     $      5,314   $      3,268   $       3,359   $      3,219    $      3,013
                                                       ============   ============   =============   ============    ============
    Ending Reserves - principal                        $      5,161   $      3,172   $       3,246   $      3,035    $      2,806
    Ending Reserves - interest and fees                $        153   $         96   $         113   $        184    $        207
    % of loans                                                  9.2%          10.0%           10.7%           9.9%            8.2%
    % of past due                                               277%           279%            264%           230%            168%
  Average loans                                        $       59.3   $       31.8   $        32.3   $       35.2    $       39.0
  Net write-off rate                                            7.0%           7.4%            9.1%           9.6%            8.0%
  Net interest income divided by average loans (E) (F)          8.9%           8.9%            9.3%           8.4%            9.6%
  Net interest yield on cardmember loans (E)                   10.3%          10.0%           10.2%           9.7%           10.8%

Worldwide cardmember loans - total portfolio (G):
  Total loans                                          $       57.6   $       61.8   $        60.7   $       62.9    $       65.0
  30 days past due as a % of total                              3.3%           3.6%            4.0%           4.3%            5.0%
  Net write-offs - principal (millions)                $      1,035   $      1,106   $       1,327   $      1,541    $      1,392
  Average loans                                        $       59.3   $       60.9   $        61.8   $       63.9    $       67.9
  Net write-off rate                                            7.0%           7.3%            8.6%           9.7%            8.2%
  Net interest yield on cardmember loans (E)                   10.3%          10.3%           10.2%          10.1%           11.1%

(A) Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in International Card Services and Global Commercial Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $60 million for International Card Services and approximately $48 million for Global Commercial Services resulting from this write-off methodology change, which increased the net loss ratio and decreased the 90 days past billing metrics for these segments, but did not have a substantial impact on provisions for losses. If these amounts had been excluded from net write-offs, the combined net loss ratio for International Card Services/Global Commercial Services would have been 0.13%.

(B) Beginning with the first quarter of 2010, the Company has revised the net loss ratio to exclude net write-offs related to unauthorized transactions, consistent with the methodology for calculation of the net write-off rate for U.S. Card Services. The metrics for prior periods have not been restated for this change as it was deemed immaterial.

(C) For periods ended on or prior to December 31, 2009, the Company's cardmember loans and related debt performance information on a GAAP basis was referred to as the "Owned" basis presentation. Under the GAAP basis presentation prior to a securitization, revenues and expenses from cardmember loans and related debt were reflected in the Company's income statements in other commissions and fees, net interest income and provisions for losses for cardmember loans. In accordance with the new GAAP adopted effective
January 1, 2010, the Company's securitized portfolio of cardmember loans and related debt is consolidated on its balance sheet.

(D) Reflects the new GAAP adopted effective January 1, 2010, which resulted in all securitization transactions being accounted for as secured borrowings by the Company. This adoption resulted in the consolidation of the Lending Trust, reflecting $29.0 billion of additional cardmember loans along with a $2.5 billion allowance for loan loss reserve on the Company's balance sheets.

(E) See Appendix III for calculations of net interest yield on cardmember loans and the ratio of net interest income divided by average loans. The Company believes net interest yield on cardmember loans (on both a GAAP and non-GAAP basis) is useful to investors because it provides a measure of profitability of the Company's cardmember loans portfolio.

(F) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(G) For periods ended on or prior to December 31, 2009, total portfolio information is based on the Company's historical non-GAAP, or "Managed" basis presentation. For periods ending after January 1, 2010, total portfolio information is based on the Company's entire portfolio of cardmember loans and related debt determined in accordance with GAAP and is identical to the numbers provided in the GAAP basis portfolio above for such period. See page 20 for discussion of total portfolio information.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   -------------------------    Percentage
                                                                                       2010          2009       Inc/(Dec)
                                                                                   -----------   -----------   ------------
Revenues
  Discount revenue, net card fees and other                                        $     2,317   $     2,195              6%
  Securitization income, net (A)                                                           N/A           141             --
  Interest income                                                                        1,411           928             52
  Interest expense                                                                         190           162             17
                                                                                   -----------   -----------
    Net interest income                                                                  1,221           766             59
                                                                                   -----------   -----------
Total revenues net of interest expense                                                   3,538         3,102             14
                                                                                   -----------   -----------
Provisions for losses                                                                      687         1,383            (50)
                                                                                   -----------   -----------
Total revenues net of interest expense after provisions for losses                       2,851         1,719             66
                                                                                   -----------   -----------
Expenses
  Marketing, promotion, rewards and cardmember services                                  1,301           889             46
  Salaries and employee benefits and other operating expenses                              873           852              2
                                                                                   -----------   -----------
        Total                                                                            2,174         1,741             25
                                                                                   -----------   -----------
Pretax segment income (loss)                                                               677           (22)             #

Income tax provision (benefit)                                                             249           (15)             #
                                                                                   -----------   -----------
Segment income (loss)                                                              $       428   $        (7)             #
                                                                                   ===========   ===========

# - Denotes a variance of more than 100%.

(A) In accordance with the new GAAP adopted effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                      TOTAL PORTFOLIO BASIS PRESENTATION

The following table sets forth total portfolio financial information for the quarters ended March 31, 2010 and March 31, 2009. The March 31, 2010 financial information was determined in accordance with the new GAAP adopted effective January 1, 2010. The March 31, 2009 information includes the GAAP ("Owned") basis presentation, together with the adjustments for securitization activity to arrive at the non-GAAP Total Portfolio ("Managed") basis presentation. For additional information, please see "Total Portfolio Information" discussion below.

(Millions)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   -------------------------    Percentage
                                                                                       2010          2009       Inc/(Dec)
                                                                                   -----------   -----------   ------------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other:
       Reported for the period (GAAP)                                              $     2,317   $     2,195              6%
       Securitization adjustments                                                          N/A            99             --
                                                                                   -----------   -----------
       Total portfolio discount revenue, net card fees and other                   $     2,317   $     2,294              1
                                                                                   -----------   -----------
  Interest income:
       Reported for the period (GAAP)                                              $     1,411   $       928             52
       Securitization adjustments                                                          N/A           886             --
                                                                                   -----------   -----------
       Total portfolio interest income                                             $     1,411   $     1,814            (22)
                                                                                   -----------   -----------
  Securitization income, net (A):
       Reported for the period (GAAP)                                                      N/A   $       141             --
       Securitization adjustments                                                          N/A          (141)            --
                                                                                   -----------   -----------
       Total portfolio securitization income, net                                          N/A   $        --             --
                                                                                   -----------   -----------
  Interest expense:
       Reported for the period (GAAP)                                              $       190   $       162             17
       Securitization adjustments                                                          N/A            83             --
                                                                                   -----------   -----------
       Total portfolio interest expense                                            $       190   $       245            (22)
                                                                                   -----------   -----------
  Provisions for losses:
       Reported for the period (GAAP)                                              $       687   $     1,383            (50)
       Securitization adjustments                                                          N/A           636(B)          --
                                                                                   -----------   -----------
       Total portfolio provisions for losses                                       $       687   $     2,019(B)         (66)
                                                                                   -----------   -----------

# - Denotes a variance of more than 100%.

(A) In accordance with the new GAAP adopted effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(B) Includes provisions for losses for off-balance sheet cardmember loans based on the same methodology as applied to on-balance sheet cardmember loans, except that any quarterly adjustment to reserve levels for on-balance sheet loans to address external environmental factors was not applied to adjust the provision expense for the securitized portfolio.

TOTAL PORTFOLIO INFORMATION

In accordance with the new GAAP adopted effective January 1, 2010, the Company's securitized portfolio of cardmember loans and related debt is consolidated on its balance sheet. Going forward, the Company will present certain financial and statistical information relating to the performance of its business (or particular segments of its business, e.g., U.S. Card Services) based on its "total portfolio" of cardmember loans and related debt as follows:

- For periods ending after January 1, 2010, total portfolio information is based on the Company's entire portfolio of cardmember loans and related debt determined in accordance with GAAP; and

- For periods ending on or prior to December 31, 2009, total portfolio information is based on the Company's historical non-GAAP, or "managed" basis presentation.

HISTORICAL PRESENTATION OF GAAP BASIS (PREVIOUSLY REFERRED TO AS "OWNED") VS. TOTAL PORTFOLIO BASIS (PREVIOUSLY REFERRED TO AS "MANAGED")

For periods ended on or prior to December 31, 2009, the Company's cardmember loan and related debt performance information on a GAAP basis were referred to as the "owned" basis presentation. For such periods, the Company also provided such information on a non-GAAP "managed" basis, which is now referred to as total portfolio basis. The total portfolio basis presentation assumed there had been no off-balance sheet securitizations for the Company's U.S. Card Services segment (the Company does not currently securitize its international cardmember loans), resulting in the inclusion of all securitized cardmember loans and related debt in the Company's total portfolio performance information.

Under the GAAP basis presentation prior to a securitization, revenues and expenses from cardmember loans and related debt were reflected in the Company's income statements in other commissions and fees, net interest income and provisions for losses for cardmember loans. At the time of a securitization transaction, the securitized cardmember loans were removed from the Company's balance sheet, and the resulting gain on sale was reflected in securitization income, net, as well as a reduction to provisions for losses (credit reserves were no longer recorded for the cardmember loans once sold). Over the life of a securitization transaction, the Company recognized the net cash flow from interest and fee collections on interests sold to investors (the investors interests) after deducting interest paid on the investors' certificates, credit losses, contractual service fees, other expenses and changes in the fair value of the interest-only strip (referred to as "excess spread"). These amounts, in addition to servicing fees and the non-credit components of the gains/(losses) from securitization activities, were reflected in securitization income, net. The Company also recognized interest income over the life of the securitization transaction related to the interest it retained (i.e., the seller's interest). At the maturity of a securitization transaction, cardmember loans on the balance sheet increased, and the impact of the incremental required loss reserves was recorded in provisions for losses.

Under the total portfolio basis presentation, revenues and expenses related to securitized cardmember loans and related debt are reflected in other commissions and fees (included in discount revenue, net card fees and other), interest income, interest expense and provisions for losses. In addition, there is no securitization income, net as this presentation assumes no securitization transactions have occurred.

Historically, the Company included U.S. Card Services information on a total portfolio basis, as that was the manner in which the Company's management viewed and managed the business. Management believed that a full picture of trends in the Company's cardmember loans business could only be derived by evaluating the performance of both securitized and non-securitized cardmember loans, as the presentation of the entire cardmember loan portfolio was more representative of the economics of the aggregate cardmember relationships and ongoing business performance and related trends over time. The total portfolio basis presentation also provided investors a more comprehensive assessment of the information necessary for the Company and investors to evaluate the Company's market share.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   -------------------------    Percentage
                                                                                       2010          2009       Inc/(Dec)
                                                                                   -----------   -----------   ------------
Card billed business                                                               $      84.9   $      78.0              9%
Total cards-in-force (millions)                                                           39.5          43.4             (9)%
Basic cards-in-force (millions)                                                           29.4          32.3             (9)%
Average basic cardmember spending (dollars)                                        $     2,884   $     2,391             21%

U.S. Consumer Travel:
  Travel sales (millions)                                                          $       735   $       627             17%
  Travel commissions and fees/sales                                                        7.8%          8.1%

Total segment assets                                                               $      75.3   $      55.6             35%
Segment capital (millions) (A)                                                     $     5,311   $     4,512             18%
Return on average segment capital (B)                                                     15.8%          9.4%
Return on average tangible segment capital (B)                                            17.2%         10.1%

Cardmember receivables:
  Total receivables                                                                $      16.6   $      15.6              6%
  30 days past due as a % of total                                                         1.9%          3.7%
  Average receivables                                                              $      16.7   $      16.1              4%
  Net write-off rate                                                                       1.7%          4.9%

Cardmember loans - GAAP basis portfolio (C):
  Total loans                                                                      $      49.2   $      28.2             74%
  30 days past due as a % of total                                                         3.3%          5.1%
  Average loans                                                                    $      50.5   $      30.2             67%
  Net write-off rate                                                                       7.2%          8.5%
  Net interest income divided by average loans (D)                                         9.8%         10.3%
  Net interest yield on cardmember loans (D)                                              10.0%         10.4%

Cardmember loans - total portfolio (E):
  Total loans                                                                      $      49.2   $      56.5            (13)%
  30 days past due as a % of total                                                         3.3%          5.1%
  Average loans                                                                    $      50.5   $      59.1            (15)%
  Net write-off rate                                                                       7.2%          8.5%
  Net interest yield on cardmember loans (D)                                              10.0%         10.9%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) For periods ended on or prior to December 31, 2009, the Company's cardmember loans and related debt performance information on a GAAP basis was referred to as the "Owned" basis presentation. Under the GAAP basis presentation prior to a securitization, revenues and expenses from cardmember loans and related debt were reflected in the Company's income statements in other commissions and fees, net interest income and provisions for losses for cardmember loans. In accordance with the new GAAP adopted effective
January 1, 2010, the Company's securitized portfolio of cardmember loans and related debt is consolidated on its balance sheet.

(D) See Appendix IV for calculations of net interest yield on cardmember loans and the ratio of net interest income divided by average loans. The Company believes net interest yield on cardmember loans (on both a GAAP and non-GAAP basis) is useful to investors because it provides a measure of profitability of the Company's cardmember loans portfolio.

(E) For periods ended on or prior to December 31, 2009, total portfolio information is based on the Company's historical non-GAAP, or "Managed" basis presentation. For periods ending after January 1, 2010, total portfolio information is based on the Company's entire portfolio of cardmember loans and related debt determined in accordance with GAAP and is identical to the numbers provided in the GAAP basis portfolio above for such period. See page 20 for discussion of total portfolio information.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                    Quarters Ended
                                                       --------------------------------------------------------------------------
                                                         March 31,    December 31,   September 30,     June 30,        March 31,
                                                           2010           2009           2009            2009            2009
                                                       ------------   ------------   -------------   ------------    ------------
Revenues
  Discount revenue, net card fees and other            $      2,317   $      2,377   $       2,262   $      2,271    $      2,195
  Securitization income, net (A)                                N/A            190              71             (2)            141
  Interest income                                             1,411            754             776            758             928
  Interest expense                                              190            133             127            146             162
                                                       ------------   ------------   -------------   ------------    ------------
    Net interest income                                       1,221            621             649            612             766
                                                       ------------   ------------   -------------   ------------    ------------
Total revenues net of interest expense                        3,538          3,188           2,982          2,881           3,102
                                                       ------------   ------------   -------------   ------------    ------------
Provisions for losses                                           687            346             850          1,190           1,383
                                                       ------------   ------------   -------------   ------------    ------------
Total revenues net of interest expense
  after provisions for losses                                 2,851          2,842           2,132          1,691           1,719
                                                       ------------   ------------   -------------   ------------    ------------
Expenses
  Marketing, promotion, rewards and
    cardmember services                                       1,301          1,306           1,050          1,021             889
  Salaries and employee benefits and
    other operating expenses                                    873            890             864            926             852
                                                       ------------   ------------   -------------   ------------    ------------
        Total                                                 2,174          2,196           1,914          1,947           1,741
                                                       ------------   ------------   -------------   ------------    ------------
Pretax segment income (loss)                                    677            646             218           (256)            (22)
Income tax provision (benefit)                                  249            233              60           (103)            (15)
                                                       ------------   ------------   -------------   ------------    ------------
Segment income (loss)                                  $        428   $        413   $         158   $       (153)   $         (7)
                                                       ============   ============   =============   ============    ============

(A) In accordance with the new GAAP adopted effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                      TOTAL PORTFOLIO BASIS PRESENTATION

The following table sets forth total portfolio financial information for the quarters ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009, and March 31, 2009. The March 31, 2010 financial information was determined in accordance with the new GAAP adopted effective January 1, 2010. The December 31, 2009, September 30, 2009, June 30, 2009, and March 31, 2009 information includes the GAAP ("Owned") basis presentation, together with the adjustments for securitization activity to arrive at the non-GAAP ("Managed") basis presentation. For additional information, please see "Total Portfolio Information" discussion on page 20.

(Millions)

                                                                                 Quarters Ended
                                                    ----------------------------------------------------------------------------
                                                      March 31,    December 31,    September 30,      June 30,        March 31,
                                                        2010           2009            2009             2009            2009
                                                    ------------   ------------    -------------    ------------    ------------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other:
       Reported for the period (GAAP)               $      2,317   $      2,377    $       2,262    $      2,271    $      2,195

       Securitization adjustments                            N/A             71               82              79              99
                                                    ------------   ------------    -------------    ------------    ------------
       Total portfolio discount revenue,
         net card fees and other                    $      2,317   $      2,448    $       2,344    $      2,350    $      2,294
                                                    ------------   ------------    -------------    ------------    ------------

  Interest income:
       Reported for the period (GAAP)               $      1,411   $        754    $         776    $        758    $        928
       Securitization adjustments                            N/A            726              714             771             886
                                                    ------------   ------------    -------------    ------------    ------------
       Total portfolio interest income              $      1,411   $      1,480    $       1,490    $      1,529    $      1,814
                                                    ------------   ------------    -------------    ------------    ------------

  Securitization income, net (A):
       Reported for the period (GAAP)                        N/A   $        190    $          71    $         (2)   $        141
       Securitization adjustments                            N/A           (190)             (71)              2            (141)
                                                    ------------   ------------    -------------    ------------    ------------
       Total portfolio securitization income, net            N/A   $         --    $          --    $         --    $         --
                                                    ------------   ------------    -------------    ------------    ------------

  Interest expense:
       Reported for the period (GAAP)               $        190   $        133    $         127    $        146    $        162
       Securitization adjustments                            N/A             55               58              48              83
                                                    ------------   ------------    -------------    ------------    ------------
       Total portfolio interest expense             $        190   $        188    $         185    $        194    $        245
                                                    ------------   ------------    -------------    ------------    ------------

  Provisions for losses:
       Reported for the period (GAAP)               $        687   $        346    $         850    $      1,190    $      1,383

       Securitization adjustments                            N/A            572(B)           529(B)          836(B)          636(B)
                                                    ------------   ------------    -------------    ------------    ------------
       Total portfolio provisions for losses        $        687   $        918(B) $       1,379(B) $      2,026(B) $      2,019(B)
                                                    ------------   ------------    -------------    ------------    ------------

(A) In accordance with the new GAAP adopted effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(B) Includes provisions for losses for off-balance sheet cardmember loans based on the same methodology as applied to on-balance sheet cardmember loans, except that any quarterly adjustment to reserve levels for on-balance sheet loans to address external environmental factors was not applied to adjust the provision expense for the securitized portfolio.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                       --------------------------------------------------------------------------
                                                         March 31,    December 31,   September 30,     June 30,        March 31,
                                                           2010           2009           2009            2009            2009
                                                       ------------   ------------   -------------   ------------    ------------
Card billed business                                   $       84.9   $       92.1   $        85.2   $       84.1    $       78.0
Total cards-in-force (millions)                                39.5           39.5            39.8           40.2            43.4
Basic cards-in-force (millions)                                29.4           29.5            29.7           29.8            32.3
Average basic cardmember spending (dollars)            $      2,884   $      3,112   $       2,851   $      2,667    $      2,391

U.S. Consumer Travel:
    Travel sales                                       $        0.7   $        0.6   $         0.6   $        0.7    $        0.6
    Travel commissions and fees/sales                           7.8%           8.5%            8.4%           8.5%            8.1%

Total segment assets                                   $       75.3   $       57.9   $        53.2   $       54.1    $       55.6
Segment capital (A)                                    $        5.3   $        6.0   $         5.5   $        5.5    $        4.5
Return on average segment capital (B)                          15.8%           8.0%            2.6%           4.9%            9.4%
Return on average tangible segment capital (B)                 17.2%           8.7%            2.8%           5.2%           10.1%

Cardmember receivables:
  Total receivables                                    $       16.6   $       17.8   $        15.9   $       15.9    $       15.6
  30 days past due as a % of total                              1.9%           1.8%            2.2%           2.6%            3.7%
  Average receivables                                  $       16.7   $       16.5   $        15.8   $       15.7    $       16.1
  Net write-off rate                                            1.7%           1.9%            3.2%           5.2%            4.9%

Cardmember loans - GAAP basis portfolio (C):
  Total loans                                          $       49.2   $       23.5   $        22.7   $       23.6    $       28.2
  30 days past due as a % of total                              3.3%           3.7%            4.2%           4.4%            5.1%
  Average loans                                        $       50.5   $       22.7   $        23.4   $       26.5    $       30.2
  Net write-off rate                                            7.2%           8.0%            9.8%          10.3%            8.5%
  Net interest income divided by average loans (D)              9.8%          10.9%           11.0%           9.3%           10.3%
  Net interest yield on cardmember loans (D)                   10.0%           9.4%            9.4%           8.8%           10.4%

Cardmember loans - total portfolio (E):
  Total loans                                          $       49.2   $       52.6   $        51.9   $       54.0    $       56.5
  30 days past due as a % of total                              3.3%           3.7%            4.1%           4.4%            5.1%
  Average loans                                        $       50.5   $       51.8   $        52.9   $       55.1    $       59.1
  Net write-off rate                                            7.2%           7.5%            8.9%          10.0%            8.5%
  Net interest yield on cardmember loans (D)                   10.0%          10.0%            9.8%           9.7%           10.9%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) For periods ended on or prior to December 31, 2009, the Company's cardmember loans and related debt performance information on a GAAP basis was referred to as the "Owned" basis presentation. Under the GAAP basis presentation prior to a securitization, revenues and expenses from cardmember loans and related debt were reflected in the Company's income statements in other commissions and fees, net interest income and provisions for losses for cardmember loans. In accordance with the new GAAP adopted effective
January 1, 2010, the Company's securitized portfolio of cardmember loans and related debt is consolidated on its balance sheet.

(D) See Appendix IV for calculations of net interest yield on cardmember loans and the ratio of net interest income divided by average loans. The Company believes net interest yield on cardmember loans (on both a GAAP and non-GAAP basis) is useful to investors because it provides a measure of profitability of the Company's cardmember loans portfolio.

(E) For periods ended on or prior to December 31, 2009, total portfolio information is based on the Company's historical non-GAAP, or "Managed" basis presentation. For periods ending after January 1, 2010, total portfolio information is based on the Company's entire portfolio of cardmember loans and related debt determined in accordance with GAAP and is identical to the numbers provided in the GAAP basis portfolio above for such period. See page 20 for discussion of total portfolio information.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   -------------------------    Percentage
                                                                                       2010          2009       Inc/(Dec)
                                                                                   -----------   -----------   ------------
Revenues
  Discount revenue, net card fees and other                                        $       882   $       787             12%
                                                                                   -----------   -----------
  Interest income                                                                          363           365             (1)
  Interest expense                                                                         106           108             (2)
                                                                                   -----------   -----------
    Net interest income                                                                    257           257             --
                                                                                   -----------   -----------
Total revenues net of interest expense                                                   1,139         1,044              9
                                                                                   -----------   -----------
Provisions for losses                                                                      158           335            (53)
                                                                                   -----------   -----------
Total revenues net of interest expense after provisions for losses                         981           709             38
                                                                                   -----------   -----------
Expenses
  Marketing, promotion, rewards and cardmember services                                    350           258             36
  Salaries and employee benefits and other operating expenses                              447           422              6
                                                                                   -----------   -----------
        Total                                                                              797           680             17
                                                                                   -----------   -----------
Pretax segment income                                                                      184            29              #
Income tax provision (benefit)                                                              33           (23)             #
                                                                                   -----------   -----------
Segment income                                                                     $       151   $        52              #
                                                                                   ===========   ===========

# - Denotes variance of more than 100%.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   -------------------------    Percentage
                                                                                       2010          2009       Inc/(Dec)
                                                                                   -----------   -----------   ------------
Card billed business                                                               $      24.4   $      20.5             19%
Total cards-in-force (millions)                                                           15.0          15.8             (5)%
Basic cards-in-force (millions)                                                           10.4          11.0             (5)%
Average basic cardmember spending (dollars)                                        $     2,340   $     1,823             28%

International Consumer Travel:
  Travel sales (millions)                                                          $       261   $       218             20%
  Travel commissions and fees/sales                                                        7.3%          8.3%

Total segment assets                                                               $      19.9   $      17.7             12%
Segment capital (millions) (A)                                                     $     2,117   $     2,064              3%
Return on average segment capital (B)                                                     19.7%         11.2%
Return on average tangible segment capital (B)                                            26.5%         14.9%

Cardmember receivables:
  Total receivables                                                                $       5.5   $       5.0             10%
  90 days past billing as a % of total (C)                                                 1.1%          3.3%
  Net loss ratio (as a % of charge volume) (C) (D)                                        0.53%         0.35%

Cardmember loans:
  Total loans                                                                      $       8.4   $       8.5             (1)%
  30 days past due as a % of total                                                         3.3%          4.2%
  Average loans                                                                    $       8.8   $       8.8             --%
  Net write-off rate                                                                       5.5%          6.4%
  Net interest income divided by average loans (E)                                        11.8%         11.8%
  Net interest yield on cardmember loans (E)                                              11.7%         12.2%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in International Card Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $60 million for International Card Services resulting from this write-off methodology change, which increased the net loss ratio and decreased the 90 days past billing metric for this segment, but did not have a substantial impact on provisions for losses. If this amount had been excluded from net write-offs, the net loss ratio for International Card Services would have been 0.17%.

(D) Beginning with the first quarter of 2010, the Company has revised the net loss ratio to exclude net write-offs related to unauthorized transactions, consistent with the methodology for calculation of the net write-off rate for U.S. Card Services. The metrics for prior periods have not been restated for this change as it was deemed immaterial.

(E) See Appendix IV for calculations of net interest yield on cardmember loans and the ratio of net interest income divided by average loans. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company's cardmember loans portfolio.

(Preliminary)

                           INTERNATIONAL CARD SERVICES
                         SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                    Quarters Ended
                                                       --------------------------------------------------------------------------
                                                         March 31,    December 31,   September 30,     June 30,        March 31,
                                                           2010           2009           2009            2009            2009
                                                       ------------   ------------   -------------   ------------    ------------
Revenues
  Discount revenue, net card fees and other            $        882   $        944   $         878   $        838    $        787
                                                       ------------   ------------   -------------   ------------    ------------
  Interest income                                               363            384             384            376             365
  Interest expense                                              106            113             105            101             108
                                                       ------------   ------------   -------------   ------------    ------------
    Net interest income                                         257            271             279            275             257
                                                       ------------   ------------   -------------   ------------    ------------
Total revenues net of interest expense                        1,139          1,215           1,157          1,113           1,044
                                                       ------------   ------------   -------------   ------------    ------------
Provisions for losses                                           158            324             250            302             335
                                                       ------------   ------------   -------------   ------------    ------------
Total revenues net of interest expense after
  provisions for losses
                                                                981            891             907            811             709
                                                       ------------   ------------   -------------   ------------    ------------
Expenses
  Marketing, promotion, rewards and
    cardmember services                                         350            374             302            287             258
  Salaries and employee benefits
      and other operating expenses                              447            477             469            453             422
                                                       ------------   ------------   -------------   ------------    ------------
        Total                                                   797            851             771            740             680
                                                       ------------   ------------   -------------   ------------    ------------
Pretax segment income                                           184             40             136             71              29
Income tax provision (benefit)                                   33            (29)              3             (7)            (23)
                                                       ------------   ------------   -------------   ------------    ------------
Segment income                                         $        151   $         69   $         133   $         78    $         52
                                                       ============   ============   =============   ============    ============

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                       --------------------------------------------------------------------------
                                                         March 31,    December 31,   September 30,     June 30,        March 31,
                                                           2010           2009           2009            2009            2009
                                                       ------------   ------------   -------------   ------------    ------------
Card billed business                                   $       24.4   $       27.5   $        24.2   $       22.7    $       20.5
Total cards-in-force (millions)                                15.0           15.0            15.2           15.5            15.8
Basic cards-in-force (millions)                                10.4           10.5            10.6           10.8            11.0
Average basic cardmember spending (dollars)            $      2,340   $      2,618   $       2,273   $      2,083    $      1,823

International Consumer Travel:
  Travel sales                                         $        0.3   $        0.3   $         0.3   $        0.2    $        0.2
  Travel commissions and fees/sales                             7.3%           9.0%            8.5%           8.7%            8.3%

Total segment assets                                   $       19.9   $       20.4   $        19.3   $       19.2    $       17.7
Segment capital (A)                                    $        2.1   $        2.3   $         2.3   $        2.2    $        2.1
Return on average segment capital (B)                          19.7%          15.1%           13.2%           9.8%           11.2%
Return on average tangible segment capital (B)                 26.5%          20.1%           17.6%          13.0%           14.9%

Cardmember receivables:
  Total receivables                                    $        5.5   $        5.9   $         5.6   $        5.4    $        5.0
  90 days past billing as a % of total (C)                      1.1%           2.1%            2.5%           3.0%            3.3%
  Net loss ratio (as a % of charge volume) (C) (D)             0.53%          0.37%           0.37%          0.36%           0.35%

Cardmember loans:
  Total loans                                          $        8.4   $        9.2   $         8.8   $        8.9    $        8.5
  30 days past due as a % of total                              3.3%           3.3%            3.7%           4.0%            4.2%
  Average loans                                        $        8.8   $        9.0   $         8.9   $        8.7    $        8.8
  Net write-off rate                                            5.5%           6.1%            7.1%           7.5%            6.4%
  Net interest income divided by average loans (E)             11.8%          11.9%           12.4%          12.7%           11.8%
  Net interest yield on cardmember loans (E)                   11.7%          11.7%           12.4%          12.5%           12.2%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in International Card Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $60 million for International Card Services resulting from this write-off methodology change, which increased the net loss ratio and decreased the 90 days past billing metric for this segment, but did not have a substantial impact on provisions for losses. If this amount had been excluded from net write-offs, the net loss ratio for International Card Services would have been 0.17%.

(D) Beginning with the first quarter of 2010, the Company has revised the net loss ratio to exclude net write-offs related to unauthorized transactions, consistent with the methodology for calculation of the net write-off rate for U.S. Card Services. The metrics for prior periods have not been restated for this change as it was deemed immaterial.

(E) See Appendix IV for calculations of net interest yield on cardmember loans and the ratio of net interest income divided by average loans. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company's cardmember loans portfolio.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   -------------------------    Percentage
                                                                                       2010          2009       Inc/(Dec)
                                                                                   -----------   -----------   ------------
Revenues
  Discount revenue, net card fees and other                                        $     1,069   $       982              9%
                                                                                   -----------   -----------
  Interest income                                                                            1             1             --
  Interest expense                                                                          48            45              7
                                                                                   -----------   -----------
    Net interest expense                                                                   (47)          (44)             7
                                                                                   -----------   -----------
Total revenues net of interest expense                                                   1,022           938              9
                                                                                   -----------   -----------
Provisions for losses                                                                       78            47             66
                                                                                   -----------   -----------
Total revenues net of interest expense after provisions for losses                         944           891              6
                                                                                   -----------   -----------
Expenses
  Marketing, promotion, rewards and cardmember services                                    113            79             43
  Salaries and employee benefits and other operating expenses                              695           690              1
                                                                                   -----------   -----------
        Total                                                                              808           769              5
                                                                                   -----------   -----------
Pretax segment income                                                                      136           122             11
Income tax provision                                                                        44            41              7
                                                                                   -----------   -----------
Segment income                                                                     $        92   $        81             14
                                                                                   ===========   ===========

# - Denotes variance of more than 100%.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   -------------------------    Percentage
                                                                                       2010          2009       Inc/(Dec)
                                                                                   -----------   -----------   ------------
Card billed business                                                               $      30.8   $      25.1             23%
Total cards-in-force (millions)                                                            7.0           7.3             (4)%
Basic cards-in-force (millions)                                                            7.0           7.3             (4)%
Average basic cardmember spending (dollars)                                        $     4,400   $     3,517             25%

Global Corporate Travel:
  Travel sales                                                                     $       4.1   $       3.4             21%
  Travel commissions and fees/sales                                                        7.4%          8.6%

Total segment assets                                                               $      23.5   $      19.0             24%
Segment capital (millions) (A)                                                     $     3,394   $     3,560             (5)%
Return on average segment capital (B)                                                     10.1%         11.2%
Return on average tangible segment capital (B)                                            21.9%         24.7%

Cardmember receivables:
  Total receivables                                                                $      11.4   $       9.6             19%
  90 days past billing as a % of total (C)                                                 0.8%          2.4%
  Net loss ratio (as a % of charge volume) (C) (D)                                        0.28%         0.17%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in Global Commercial Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $48 million for Global Commercial Services resulting from this write-off methodology change, which increased the net loss ratio and decreased the 90 days past billing metric for this segment, but did not have a substantial impact on provisions for losses. If this amount had been excluded from net write-offs, the net loss ratio for Global Commercial Services would have been 0.11%.

(D) Beginning with the first quarter of 2010, the Company has revised the net loss ratio to exclude net write-offs related to unauthorized transactions, consistent with the methodology for calculation of the net write-off rate for U.S. Card Services. The metrics for prior periods have not been restated for this change as it was deemed immaterial.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                    Quarters Ended
                                                       --------------------------------------------------------------------------
                                                         March 31,    December 31,   September 30,     June 30,        March 31,
                                                           2010           2009           2009            2009            2009
                                                       ------------   ------------   -------------   ------------    ------------
Revenues
  Discount revenue, net card fees and other            $      1,069   $      1,120   $       1,017   $      1,039    $        982
                                                       ------------   ------------   -------------   ------------    ------------
  Interest income                                                 1              1               1              2               1
  Interest expense                                               48             49              43             43              45
                                                       ------------   ------------   -------------   ------------    ------------
    Net interest expense                                        (47)           (48)            (42)           (41)            (44)
                                                       ------------   ------------   -------------   ------------    ------------
Total revenues net of interest expense                        1,022          1,072             975            998             938
                                                       ------------   ------------   -------------   ------------    ------------
Provisions for losses                                            78             37              40             53              47
                                                       ------------   ------------   -------------   ------------    ------------
Total revenues net of interest
 expense after provisions for losses
                                                                944          1,035             935            945             891
                                                       ------------   ------------   -------------   ------------    ------------
Expenses
  Marketing, promotion, rewards and
    cardmember services                                         113             98              81             74              79
  Salaries and employee benefits
      and other operating expenses                              695            796             706            777             690
                                                       ------------   ------------   -------------   ------------    ------------
        Total                                                   808            894             787            851             769
                                                       ------------   ------------   -------------   ------------    ------------
Pretax segment income                                           136            141             148             94             122
Income tax provision                                             44             41              46             27              41
                                                       ------------   ------------   -------------   ------------    ------------
Segment income                                         $         92   $        100   $         102   $         67    $         81
                                                       ============   ============   =============   ============    ============

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                       --------------------------------------------------------------------------
                                                         March 31,    December 31,   September 30,     June 30,        March 31,
                                                           2010           2009           2009            2009            2009
                                                       ------------   ------------   -------------   ------------    ------------
Card billed business                                   $       30.8   $       31.0   $        27.9   $       27.2    $       25.1
Total cards-in-force (millions)                                 7.0            7.1             7.1            7.2             7.3
Basic cards-in-force (millions)                                 7.0            7.1             7.1            7.2             7.3
Average basic cardmember spending (dollars)            $      4,400   $      4,357   $       3,907   $      3,746    $      3,517

Global Corporate Travel:
  Travel sales                                         $        4.1   $        4.1   $         3.5   $        3.6    $        3.4
  Travel commissions and fees/sales                             7.4%           8.8%            8.8%           9.1%            8.6%

Total segment assets                                   $       23.5   $       22.9   $        22.7   $       21.1    $       19.0
Segment capital (A)                                    $        3.4   $        3.7   $         3.7   $        3.6    $        3.6
Return on average segment capital (B)                          10.1%           9.7%            6.6%           7.0%           11.2%
Return on average tangible segment capital (B)                 21.9%          20.8%           14.2%          15.1%           24.7%

Cardmember receivables:
  Total receivables                                    $       11.4   $        9.8   $        10.4   $        9.9    $        9.6
  90 days past billing as a % of total (C)                      0.8%           1.4%            1.5%           1.9%            2.4%
  Net loss ratio (as a % of charge volume) (C) (D)             0.28%          0.14%           0.23%          0.22%           0.17%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in Global Commercial Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $48 million for Global Commercial Services resulting from this write-off methodology change, which increased the net loss ratio and decreased the 90 days past billing metric for this segment, but did not have a substantial impact on provisions for losses. If this amount had been excluded from net write-offs, the net loss ratio for Global Commercial Services would have been 0.11%.

(D) Beginning with the first quarter of 2010, the Company has revised the net loss ratio to exclude net write-offs related to unauthorized transactions, consistent with the methodology for calculation of the net write-off rate for U.S. Card Services. The metrics for prior periods have not been restated for this change as it was deemed immaterial.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   -------------------------    Percentage
                                                                                       2010          2009       Inc/(Dec)
                                                                                   -----------   -----------   ------------
Revenues
  Discount revenue, fees and other                                                 $       949   $       807             18%
                                                                                   -----------   -----------
  Interest income                                                                            1            --              #
  Interest expense                                                                         (47)          (50)            (6)
                                                                                   -----------   -----------
    Net interest income                                                                     48            50             (4)
                                                                                   -----------   -----------
Total revenues net of interest expense                                                     997           857             16
                                                                                   -----------   -----------
Provisions for losses                                                                       21            35            (40)
                                                                                   -----------   -----------
Total revenues net of interest expense after provisions for losses                         976           822             19
                                                                                   -----------   -----------
Expenses
  Marketing and promotion                                                                  166            64              #
  Salaries and employee benefits and other operating expenses                              395           372              6
                                                                                   -----------   -----------
        Total                                                                              561           436             29
                                                                                   -----------   -----------
Pretax segment income                                                                      415           386              8
Income tax provision                                                                       148           136              9
                                                                                   -----------   -----------
Segment income                                                                     $       267   $       250              7
                                                                                   ===========   ===========

# - Denotes variance of more than 100%.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                         Quarters Ended
                                                                                            March 31,
                                                                                   -------------------------    Percentage
                                                                                       2010          2009       Inc/(Dec)
                                                                                   -----------   -----------   ------------
Global Card billed business (A)                                                    $     161.0   $     139.2             16%

Global Network & Merchant Services:
  Total segment assets                                                             $      10.8   $       9.4             15%
  Segment capital (millions) (B)                                                   $     1,361   $     1,459             (7)%
Return on average segment capital (C)                                                     65.8%         90.8%
Return on average tangible segment capital (C)                                            67.4%         93.6%

Global Network Services:
  Card billed business                                                             $      20.1   $      14.8             36%
  Total cards-in-force (millions)                                                         26.5          25.1              6%


(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)
                       GLOBAL NETWORK & MERCHANT SERVICES
                         SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                    Quarters Ended
                                                       --------------------------------------------------------------------------
                                                         March 31,    December 31,   September 30,     June 30,        March 31,
                                                           2010           2009           2009            2009            2009
                                                       ------------   ------------   -------------   ------------    ------------
Revenues
  Discount revenue, fees and other                     $        949   $        986   $         937   $        872    $        807
                                                       ------------   ------------   -------------   ------------    ------------
  Interest income                                                 1              1              --             --              --
  Interest expense                                              (47)           (44)            (39)           (44)            (50)
                                                       ------------   ------------   -------------   ------------    ------------
    Net interest income                                          48             45              39             44              50
                                                       ------------   ------------   -------------   ------------    ------------
Total revenues net of interest expense                          997          1,031             976            916             857
                                                       ------------   ------------   -------------   ------------    ------------
Provisions for losses                                            21             34              33             33              35
                                                       ------------   ------------   -------------   ------------    ------------
Total revenues net of interest expense after
  provisions for losses                                         976            997             943            883             822
                                                       ------------   ------------   -------------   ------------    ------------
Expenses
  Marketing and promotion                                       166            206             157             94              64
  Salaries and employee benefits and other operating
    expenses                                                    395            469             415            423             372
                                                       ------------   ------------   -------------   ------------    ------------
        Total                                                   561            675             572            517             436
                                                       ------------   ------------   -------------   ------------    ------------
Pretax segment income                                           415            322             371            366             386
Income tax provision                                            148            122             123            127             136
                                                       ------------   ------------   -------------   ------------    ------------
Segment income                                         $        267   $        200   $         248   $        239    $        250
                                                       ============   ============   =============   ============    ============

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                       --------------------------------------------------------------------------
                                                         March 31,    December 31,   September 30,     June 30,        March 31,
                                                           2010           2009           2009            2009            2009
                                                       ------------   ------------   -------------   ------------    ------------
Global Card billed business (A)                        $      161.0   $      172.6   $       156.6   $      151.4    $      139.2

Global Network & Merchant Services:
  Total segment assets                                 $       10.8   $       11.1   $        10.4   $       10.3    $        9.4
  Segment capital (B)                                  $        1.4   $        1.4   $         1.5   $        1.5    $        1.5
Return on average segment capital (C)                          65.8%          65.7%           71.0%          76.7%           90.8%
Return on average tangible segment capital (C)                 67.4%          67.4%           72.8%          78.8%           93.6%

Global Network Services:
  Card billed business                                 $       20.1   $       21.4   $        18.6   $       17.0    $       14.8
  Total cards-in-force (millions)                              26.5           26.3            26.3           25.6            25.1

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
COMPONENTS OF RETURN ON AVERAGE EQUITY (ROE), RETURN ON AVERAGE COMMON EQUITY
         (ROCE), AND RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROTCE)
                                  APPENDIX I

(Millions)

                                                                             For the Twelve Months Ended
                                                       --------------------------------------------------------------------------
                                                         March 31,    December 31,   September 30,     June 30,        March 31,
                                                           2010           2009           2009            2009            2009
                                                       ------------   ------------   -------------   ------------    ------------
ROE
     Net income                                        $      2,578   $      2,130   $       1,654   $      1,829    $      2,145
     Average shareholders' equity                      $     14,290   $     14,570   $      14,151   $     13,892    $     13,147
     Return on average equity (A)                              18.0%          14.6%           11.7%          13.2%           16.3%

RECONCILIATION OF ROCE AND ROTCE

     Net income                                        $      2,578   $      2,130   $       1,654   $      1,829    $      2,145
     Preferred shares dividends and related accretion           234            306             306            306              72
     Earnings allocated to participating share
       awards and other                                          30             22              14             11              13
                                                       ------------   ------------   -------------   ------------    ------------
          Net income attributable to common
            shareholders                               $      2,314   $      1,802   $       1,334   $      1,512    $      2,060
                                                       ------------   ------------   -------------   ------------    ------------

     Average shareholders' equity                      $     14,290   $     14,570   $      14,151   $     13,892    $     13,147
     Average preferred shares                                   782          1,303           1,303          1,303             782
                                                       ------------   ------------   -------------   ------------    ------------
          Average common shareholders' equity          $     13,508   $     13,267   $      12,848   $     12,589    $     12,365
                                                       ------------   ------------   -------------   ------------    ------------
            Average goodwill and other intangibles            3,081          3,009           2,944          2,886           2,830
                                                       ------------   ------------   -------------   ------------    ------------
          Average tangible common shareholders' equity $     10,427   $     10,258   $       9,904   $      9,703    $      9,535
                                                       ------------   ------------   -------------   ------------    ------------
     Return on average common equity (A)                       17.1%          13.6%           10.4%          12.0%           16.7%
     Return on average tangible common equity (B)              22.2%          17.6%           13.5%          15.6%           21.6%

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders' equity/average common shareholders' equity, respectively.

(B) Return on average tangible common equity is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity excludes average goodwill and other intangibles. The Company believes that return on average tangible common equity is a useful measure of the profitability of its business.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
 COMPONENTS OF RETURN ON AVERAGE SEGMENT CAPITAL (ROSC) AND RETURN ON AVERAGE
                       TANGIBLE SEGMENT CAPITAL (ROTSC)
                                APPENDIX II (A)

(Millions)

                                                                               For the Twelve Months Ended
                                                       --------------------------------------------------------------------------
                                                         March 31,    December 31,   September 30,     June 30,        March 31,
                                                           2010           2009           2009            2009            2009
                                                       ------------   ------------   -------------   ------------    ------------
U.S. CARD SERVICES
     Segment income                                    $        846   $        411   $         124   $        223    $        410
     Average segment capital                           $      5,367   $      5,145   $       4,835   $      4,597    $      4,342
     Average goodwill and other intangibles                     440            432             383            338             294
                                                       ------------   ------------   -------------   ------------    ------------
          Average tangible segment capital             $      4,927   $      4,713   $       4,452   $      4,259    $      4,048
                                                       ------------   ------------   -------------   ------------    ------------
     Return on average segment capital (B)                     15.8%           8.0%            2.6%           4.9%            9.4%
     Return on average tangible segment capital (B)            17.2%           8.7%            2.8%           5.2%           10.1%

INTERNATIONAL CARD SERVICES
     Segment income                                    $        431   $        332   $         296   $        219    $        246
     Average segment capital                           $      2,183   $      2,205   $       2,234   $      2,233    $      2,194
     Average goodwill and other intangibles                     554            551             551            546             544
                                                       ------------   ------------   -------------   ------------    ------------
          Average tangible segment capital             $      1,629   $      1,654   $       1,683   $      1,687    $      1,650
                                                       ------------   ------------   -------------   ------------    ------------
     Return on average segment capital (B)                     19.7%          15.1%           13.2%           9.8%           11.2%
     Return on average tangible segment capital (B)            26.5%          20.1%           17.6%          13.0%           14.9%

GLOBAL COMMERCIAL SERVICES
     Segment income                                    $        361   $        350   $         236   $        250    $        393
     Average segment capital                           $      3,581   $      3,623   $       3,603   $      3,587    $      3,524
     Average goodwill and other intangibles                   1,936          1,937           1,938          1,933           1,930
                                                       ------------   ------------   -------------   ------------    ------------
          Average tangible segment capital             $      1,645   $      1,686   $       1,665   $      1,654    $      1,594
                                                       ------------   ------------   -------------   ------------    ------------
     Return on average segment capital (B)                     10.1%           9.7%            6.6%           7.0%           11.2%
     Return on average tangible segment capital (B)            21.9%          20.8%           14.2%          15.1%           24.7%

GLOBAL NETWORK & MERCHANT SERVICES
     Segment income                                    $        954   $        937   $         980   $      1,005    $      1,076
     Average segment capital                           $      1,449   $      1,426   $       1,381   $      1,310    $      1,185
     Average goodwill and other intangibles                      34             36              35             35              36
                                                       ------------   ------------   -------------   ------------    ------------
          Average tangible segment capital             $      1,415   $      1,390   $       1,346   $      1,275    $      1,149
                                                       ------------   ------------   -------------   ------------    ------------
     Return on average segment capital (B)                     65.8%          65.7%           71.0%          76.7%           90.8%
     Return on average tangible segment capital (B)            67.4%          67.4%           72.8%          78.8%           93.6%

(A) Beginning in the first quarter of 2010, the Company changed the manner in which it allocates interest expense and capital to its reportable operating segments. The change reflects modifications in allocation methodology that the Company believes more accurately reflect funding and capital characteristics of its segments. The segment results, and accordingly, ROSC and ROTSC for periods prior to the first quarter of 2010 have been restated for this change.

(B) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital. Return on average tangible segment capital is computed in the same manner as return on average segment capital except the computation of average tangible segment capital excludes average goodwill and other intangibles. The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                    NET INTEREST YIELD ON CARDMEMBER LOANS
                               APPENDIX III (A)

(Millions)

                                                                                    Quarters Ended
                                                       --------------------------------------------------------------------------
                                                         March 31,    December 31,   September 30,     June 30,        March 31,
                                                           2010           2009           2009            2009            2009
                                                       ------------   ------------   -------------   ------------    ------------
GAAP basis portfolio (B):
     Net interest income                               $      1,307   $        710   $         754   $        741    $        919
     Average loans (billions)                          $       59.3   $       31.8   $        32.3   $       35.2    $       39.0
     Adjusted net interest income (C)                  $      1,498   $        807   $         837   $        855    $      1,041
     Adjusted average loans (billions) (D)             $       59.2   $       31.9   $        32.4   $       35.4    $       39.1
     Net interest income divided by average loans               8.9%           8.9%            9.3%           8.4%            9.6%
     Net interest yield on cardmember loans (E)                10.3%          10.0%           10.2%           9.7%           10.8%

Total portfolio (F):
     Net interest income (G)                           $      1,307   $      1,381   $       1,410   $      1,464    $      1,722
     Average loans (billions)                          $       59.3   $       60.9   $        61.8   $       63.9    $       67.9
     Adjusted net interest income (C)                  $      1,498   $      1,577   $       1,594   $      1,617    $      1,858
     Adjusted average loans (billions) (D)             $       59.2   $       61.0   $        62.0   $       64.0    $       68.0
     Net interest yield on cardmember loans (E)                10.3%          10.3%           10.2%          10.1%           11.1%

(A) Beginning in the first quarter of 2010, the Company changed the manner in which it allocates interest expense and capital to its reportable operating segments. The change reflects modifications in allocation methodology that the Company believes more accurately reflect funding and capital characteristics of its segments. The change to interest allocation impacted the consolidated net interest yield on cardmember loans on both a GAAP and non-GAAP basis. Accordingly, the net interest yields for periods prior to the first quarter of 2010 have been restated for this change on both a GAAP and non-GAAP basis.

(B) For periods ended on or prior to December 31, 2009, the Company's cardmember loans and related debt performance information on a GAAP basis was referred to as the "Owned" basis presentation. Under the GAAP basis presentation prior to a securitization, revenues and expenses from cardmember loans and related debt were reflected in the Company's income statements in other commissions and fees, net interest income and provisions for losses for cardmember loans. In accordance with the new GAAP adopted effective
January 1, 2010, the Company's securitized portfolio of cardmember loans and related debt is consolidated on its balance sheet.

(C) Represents net interest income allocated to the Company's cardmember loans portfolio on a GAAP or non-GAAP basis, as applicable, excluding the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember loans on a GAAP or non-GAAP basis, as applicable.

(D) Represents average cardmember loans on a GAAP or non-GAAP basis, as applicable, excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans on a GAAP or non-GAAP basis, as applicable.

(E) Represents the net spread earned on cardmember loans. Net interest yield on cardmember loans (both on a GAAP and non-GAAP basis) is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis. The calculation of net interest yield on cardmember loans (both on a GAAP and non-GAAP basis) includes interest that is deemed uncollectible. For the GAAP and non-GAAP presentation, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation.

(F) For periods ended on or prior to December 31, 2009, total portfolio information is based on the Company's historical non-GAAP, or "Managed" basis presentation. For periods ending after January 1, 2010, total portfolio information is based on the Company's entire portfolio of cardmember loans and related debt determined in accordance with GAAP and is identical to the numbers provided in the GAAP basis portfolio above for such period. See page 20 for discussion of total portfolio information.

(G) For periods ended on or prior to December 31, 2009, the total portfolio information presented includes the adjustments to the GAAP "owned basis" presentation for such periods attributable to securitization activity for interest income and interest expense to arrive at the non-GAAP "managed basis" information, which adjustments are set forth under the U.S. Card Services total portfolio presentation on page 23.

(Preliminary)

              U. S. CARD SERVICES AND INTERNATIONAL CARD SERVICES
                    NET INTEREST YIELD ON CARDMEMBER LOANS
                                APPENDIX IV (A)

(Millions)

                                                                                    Quarters Ended
                                                       --------------------------------------------------------------------------
                                                         March 31,    December 31,   September 30,     June 30,        March 31,
                                                           2010           2009           2009            2009            2009
                                                       ------------   ------------   -------------   ------------    ------------
USCS - GAAP basis portfolio (B):
     Net interest income                               $      1,221   $        621   $         649   $        612    $        766
     Average loans (billions)                          $       50.5   $       22.7   $        23.4   $       26.5    $       30.2
     Adjusted net interest income (C)                  $      1,246   $        537   $         558   $        581    $        775
     Adjusted average loans (billions) (D)             $       50.5   $       22.8   $        23.5   $       26.6    $       30.3
     Net interest income divided by average loans               9.8%          10.9%           11.0%           9.3%           10.3%
     Net interest yield on cardmember loans (E)                10.0%           9.4%            9.4%           8.8%           10.4%

USCS - total portfolio (F):
     Net interest income (G)                           $      1,221   $      1,292   $       1,305   $      1,335    $      1,569
     Average loans (billions)                          $       50.5   $       51.8   $        52.9   $       55.1    $       59.1
     Adjusted net interest income (C)                  $      1,246   $      1,308   $       1,315   $      1,343    $      1,592
     Adjusted average loans (billions) (D)             $       50.5   $       51.9   $        53.0   $       55.2    $       59.2
     Net interest yield on cardmember loans (E)                10.0%          10.0%            9.8%           9.7%           10.9%

ICS:
     Net interest income                               $        257   $        271   $         279   $        275    $        257
     Average loans (billions)                          $        8.8   $        9.0   $         8.9   $        8.7    $        8.8
     Adjusted net interest income (C)                  $        253   $        269   $         279   $        274    $        265
     Adjusted average loans (billions) (D)             $        8.8   $        9.1   $         8.9   $        8.8    $        8.8
     Net interest income divided by average loans              11.8%          11.9%           12.4%          12.7%           11.8%
     Net interest yield on cardmember loans (E)                11.7%          11.7%           12.4%          12.5%           12.2%

(A) Beginning in the first quarter of 2010, the Company changed the manner in which it allocates interest expense and capital to its reportable operating segments. The change reflects modifications in allocation methodology that the Company believes more accurately reflect funding and capital characteristics of its segments. The change to interest allocation impacted the segment net interest yield on cardmember loans on both a GAAP and non-GAAP basis. Accordingly, the net interest yields for periods prior to the first quarter of 2010 have been restated for this change on both a GAAP and non-GAAP basis.

(B) For periods ended on or prior to December 31, 2009, the Company's cardmember loans and related debt performance information on a GAAP basis was referred to as the "Owned" basis presentation. Under the GAAP basis presentation prior to a securitization, revenues and expenses from cardmember loans and related debt were reflected in the Company's income statements in other commissions and fees, net interest income and provisions for losses for cardmember loans. In accordance with the new GAAP adopted effective
January 1, 2010, the Company's securitized portfolio of cardmember loans and related debt is consolidated on its balance sheet.

(C) Represents net interest income allocated to the Company's cardmember loans portfolio on a GAAP or non-GAAP basis, as applicable, excluding the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember loans on a GAAP or non-GAAP basis, as applicable.

(D) Represents average cardmember loans on a GAAP or non-GAAP basis, as applicable, excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans on a GAAP or non-GAAP basis, as applicable.

(E) Represents the net spread earned on cardmember loans. Net interest yield on cardmember loans (both on a GAAP and non-GAAP basis) is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis. The calculation of net interest yield on cardmember loans (both on a GAAP and non-GAAP basis) includes interest that is deemed uncollectible. For the GAAP and non-GAAP presentation, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation.

(F) For periods ended on or prior to December 31, 2009, total portfolio information is based on the Company's historical non-GAAP, or "Managed" basis presentation. For periods ending after January 1, 2010, total portfolio information is based on the Company's entire portfolio of cardmember loans and related debt determined in accordance with GAAP and is identical to the numbers provided in the GAAP basis portfolio above for such period. See page 20 for discussion of total portfolio information.

(G) For periods ended on or prior to December 31, 2009, the total portfolio information presented includes the adjustments to the GAAP "owned basis" presentation for such periods attributable to securitization activity for interest income and interest expense to arrive at the non-GAAP "managed basis" information, which adjustments are set forth under the U.S. Card Services total portfolio presentation on page 23.

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